                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): MAY 10, 2006



                                LIBERTY MEDIA LLC
             (Exact name of registrant as specified in its charter)


           DELAWARE                       001-16615              84-1288730
(State or other jurisdiction of          (Commission          (I.R.S. Employer
incorporation or organization)           File Number)        Identification No.)


                               12300 LIBERTY BLVD.
                            ENGLEWOOD, COLORADO 80112
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (720) 875-5400

                          LIBERTY MEDIA CORPORATION
                                 (Former name)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 10, 2006, Liberty Media Corporation (formerly known as Liberty Media Holding Corporation) (the "Company") issued a press release (the "Press Release") setting forth information, including financial information regarding certain of its and Liberty Media LLC's (formerly known as Liberty Media Corporation) privately held assets, which supplements the financial statements and related Management's Discussion and Analysis of Financial Condition and Results of Operations contained in Liberty Media LLC's Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, which was filed with the Securities and Exchange Commission (the "SEC") on May 8, 2006. Liberty Media LLC is a wholly owned subsidiary and the predecessor reporting company of the Company. The information included in the Press Release is not meant to serve as a release of financial results of the Company.

This Form 8-K and the Press Release attached hereto as Exhibit 99.1, insofar as they disclose historical information regarding the Company's and Liberty Media LLC's results of operations or financial condition for the quarter ended March 31, 2006, are being furnished to the SEC under Item 2.02 of Form 8-K.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2006

                                        LIBERTY MEDIA LLC


                                        By: /s/ MARK E. BURTON
                                            ------------------------------------
                                            Name:    Mark E. Burton
                                            Title:   Vice President